UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2008

ROYAL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Delaware	000-51123	20-1636029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
9226 South Commercial Avenue Chicago, IL		60617 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 768-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On December 18, 2008, Royal Financial, Inc. issued the attached press release, which is filed as Exhibit 99.1 hereto, and which is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated December 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2008	ROYAL FINANCIAL, INC. (Registrant) By: /s/ Leonard Szwajkowski Name: Leonard Szwajkowski Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated December 18, 2008.